Exhibit 10.2

FIRST AMENDMENT TO THE FIRST AMENDED AND RESTATED

BREITBURN ENERGY PARTNERS L.P. 2006 LONG TERM INCENTIVE PLAN

This First Amendment (this “Amendment”) to the First Amended and Restated BreitBurn Energy Partners L.P. 2006 Long Term Incentive Plan (the “Plan”) is made and adopted as of April 27, 2011 by the Compensation and Governance Committee of the Board of Directors of BreitBurn GP, LLC (the “Committee”) acting in its capacity as the administrator of the Plan and as General Partner of BreitBurn Energy Partners L.P. (the “Partnership”).

RECITALS

A. BreitBurn GP, LLC maintains the Plan, which was originally adopted as of October 9, 2006 and restated and amended effective October 29, 2009;

B. The Committee deems it advisable to amend the Plan as set forth herein, subject to the approval of this Amendment by the holders of Common Units of the Partnership (“Unitholder Approval”); and

C. Pursuant to Section 7 of the Plan, the Committee has the authority to amend the Plan, subject to certain limitations.

AMENDMENT

1. Subject to and effective as of the date of Unitholder Approval, the first sentence of Section 4(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“Subject to adjustment as provided in Section 4(c), the number of Units that may be delivered with respect to Awards under the Plan is 9,702,064.”

2. Capitalized terms used in this Amendment without definition shall have the respective meanings ascribed thereto in the Plan.

3. This Amendment shall be and is hereby incorporated in and forms a part of the Plan.

4. Except as otherwise expressly set forth in this Amendment, the Plan shall remain in full force and effect in accordance with its terms.

5. This Amendment shall be governed by and construed in accordance with the laws in force in the state of Delaware, without regard to that state’s conflict-of-laws rules and principles.

I hereby certify that this Amendment was duly adopted by the Committee on April 27, 2011.

Executed this 27th day of April, 2011.

BREITBURN ENERGY PARTNERS L.P.

By:	BREITBURN GP, LLC

Its:	General Partner

By:	/s/Halbert S. Washburn
Name:	Halbert S. Washburn
Title:	Chief Executive Officer

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